UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 2, 2024

Ontrak, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-31932	88-0464853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 S. E. 2nd Avenue, Suite 2000, Miami, FL 33131
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code   (310) 444-4300

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	OTRK	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events.

On October 2, 2024, Ontrak, Inc. (“we,” “us,” or the “Company”) was notified by a health plan customer of its intent not to continue using the Company’s services after December 2024. For the six months ended June 30, 2024, we billed this customer approximately $3.2 million, representing 62% of our revenue for the six months ended June 30, 2024. As of October 7, 2024, we have 1,198 enrolled members from this health plan customer. With our remaining customers under contract, we expect our annual revenues to be in the range of $9 million to $11 million.

As of October 7, 2024, we have five active prospects, including two existing customer considering expanding utilization of our services, that are in the late stage of our sales cycle, meaning we have presented our product portfolio and the prospect agreed to proceed to review financial and other contractual terms. While we do not have any commitments, we believe we can execute agreements with these prospects during the quarter ended December 31, 2024. These five active prospects have a combined estimated effective outreach pool of approximately 10,000 for our WholeHealth+ program, 26,000 lives for our Ontrak Engage program and 130,000 lives for our Ontrak Quality and in aggregate could result in an estimated annual revenue opportunity of $13 million to $15 million.

In addition to the five prospects described above, as of October 7, 2024, we have 20 additional active prospects representing approximately 20 million plan lives.

Forward Looking Statements

This report contains “forward-looking” statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this press release and are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “will,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plan,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal,” or the negative of those words or other comparable words. Forward-looking statements may include, but are not limited to, the Company’s belief that its outreach pool of eligible members will approximately double upon the launch of its new customer, that it will be successful in returning to sustained growth, that its strategy will accelerate the Company’s return to growth by converting new customers and expand with existing customers, the Company's ability to convert its pipeline of prospects into active customers, the Company's ability to maximize its differentiated platform and deliver return on investment for customers, the Company’s revenue on a per member per month basis, gross margin estimates and the Company's estimated revenue for quarter ending September 30, 2024. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements, including, without limitation, risks related to: the Company’s ability to successfully execute on its strategy and business plan; the Company’s ability to increase its revenue and efficiently manage expenses and achieve profitability; the Company’s high customer concentration and the ability of its customers to terminate their contracts for convenience; the adequacy of the Company’s existing cash resources and anticipated capital commitments and future cash requirements to enable the Company to continue as a going concern; the Company’s ability to raise additional capital when needed; difficulty enrolling new members and maintaining existing members in the Company’s programs; the effectiveness of the Company’s treatment programs; lower than anticipated eligible members under the Company’s contracts; the Company’s dependence on key personnel and the Company’s ability to recruit and retain key personnel; the Company’s ability to maintain the listing of its stock on Nasdaq; the federal jury's conviction of the Company’s largest stockholder and former Chief Executive Officer and Chairman of one count of securities fraud and two counts of insider trading, and whether governmental authorities will institute separate investigations or proceedings against the Company and/or its current or former executives and/or directors; substantial regulation in the health care industry; changes in regulations or issuance of new regulations or interpretations; the Company’s limited operating history; difficulty in developing, exploiting and protecting proprietary technologies; business disruption and related risks; general economic conditions, nationally and globally, and their effect on the market for our service; intense competition and competitive pressures and trends in the Company’s industry and the Company’s ability to successfully compete; changes in laws, regulations, or policies; and risks related to the Company’s ability to realize the potential benefits of and to effectively integrate acquisitions. For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s most recent Securities and Exchange Commission filings which are available on its website at http://www.sec.gov. Forward-looking statements are current only as of the date they are made and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.
This report contains “forward-looking” statements that are based on the Company’s beliefs and assumptions and on information currently available to the Company on the date of this press release and are made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “may,” “will,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plan,” “anticipates,” “intends,” “continues,” “forecast,” “designed,” “goal,” or the negative of those words or other comparable words. Forward-looking statements may include, but are not limited to, the Company’s expectation on future revenues from existing and prospective customers, that it will be successful in returning to sustained growth, that its strategy will accelerate the Company’s return to growth by converting new customers and expand with existing customers and the Company's ability to convert its pipeline of prospects into active customers. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from those expressed or implied by forward-looking statements, including, without limitation, risks related to: the Company’s ability to successfully execute on its strategy and business plan; the Company’s ability to increase its revenue and efficiently manage expenses and achieve profitability; the Company’s high customer concentration and the ability of its customers to terminate their contracts for convenience; the adequacy of the Company’s existing cash resources and anticipated capital commitments and future cash requirements to enable the Company to continue as a going concern; the Company’s ability to raise additional capital when needed; difficulty enrolling new members and maintaining existing members in the Company’s programs; the effectiveness of the Company’s treatment programs; lower than anticipated eligible members under the Company’s contracts; the Company’s dependence on key personnel and the Company’s ability to recruit and retain key personnel; the Company’s ability to maintain the listing of its stock on Nasdaq; the federal jury's conviction of the Company’s largest stockholder and former Chief Executive Officer and Chairman of one count of securities fraud and two counts of insider trading, and whether governmental authorities will institute separate investigations or proceedings against the Company and/or its current or former executives and/or directors; substantial regulation in the health care industry; changes in regulations or issuance of new regulations or interpretations; the Company’s limited operating history; difficulty in developing, exploiting and protecting proprietary technologies; business disruption and related risks; general economic conditions, nationally and globally, and their effect on the market for our service; intense competition and competitive pressures and trends in the Company’s industry and the Company’s ability to successfully compete; changes in laws, regulations, or policies; and risks related to the Company’s ability to realize the potential benefits of and to effectively integrate acquisitions. For a further list and description of the risks and uncertainties the Company faces, please refer to the Company’s most recent Securities and Exchange Commission filings which are available on its website at http://www.sec.gov. Forward-looking statements are current only as of the date they are made and the Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ontrak, Inc.

Date: October 8, 2024	By:	/s/ James J. Park
James J. Park
Chief Financial Officer

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